Exhibit 10.2

THIRD AMENDMENT TO

EMPLOYMENT AGREEMENT

WHEREAS, Casual Male Retail Group, Inc., (formerly Designs, Inc., “CMRG”) and David A. Levin (“Executive”) entered into a certain Employment Agreement dated as of March 31, 2000, as amended by Letter Agreement dated April 10, 2001 and by Second Amendment to Employment Agreement dated January 30, 2003 (hereinafter referred to as the “Agreement”); and

WHEREAS, Company and Executive wish to amend, modify and/or restate certain terms, provisions, conditions, and covenants of the Agreement.

NOW, THEREFORE, in consideration of the foregoing, and of the promises, covenants, conditions and agreements contained herein, and for One Dollar ($1.00) and for other good and valuable consideration, the receipt and sufficiency of which is hereby expressly acknowledged, the Company and Executive hereby agree to amend the Agreement as follows:

1.	Section 3 of the Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“3.	COMPENSATION

As Compensation for the employment services to be rendered by the Executive hereunder; the Company agrees to pay to Executive, and Executive agrees to accept, payable in equal installments in accordance with Company practice an annual base salary of $525,000, effective as of July 1, 2003.”

2.	Except as herein specifically modified and amended, all of the terms, provisions, conditions, and covenants of the Agreement shall continue in full force and effect and shall be deemed unchanged except to the extent modified and amended herein.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Employment Agreement as a sealed instrument, in any number of counterpart copies, each of which shall be deemed an original for all purposes, as of the day and year first written below.

CASUAL MALE RETAIL GROUP, INC. (Company)

By:	/s/ Dennis R. Hernreich	July 9, 2003
	Dennis R. Hernreich	Date
Executive Vice President,
Chief Operating Officer and
Chief Financial Officer

By:	/s/ Arlene C. Feldman	July 9, 2003
	Arlene C. Feldman	Date
Assistant Secretary

Executive

	/s/ David A. Levin	July 9, 2003
	David A. Levin	Date